Thrivent Small Cap Growth Portfolio
SUMMARY PROSPECTUS
APRIL 30, 2018
This Summary Prospectus is designed to provide investors with key information about the Portfolio in a clear and concise format. Before you invest, you may want to review the Portfolio’s complete prospectus, which contains more information about the Portfolio and its risks.
•	If you purchased shares of Thrivent Variable Portfolios through Thrivent Financial:
You can find the Portfolio’s prospectus and other information about the Portfolio online at ThriventPortfolios.com. You can also get this information at no cost by calling 800-847-4839 or by sending an email request to mail@thrivent.com
•	If you purchased shares of Thrivent Variable Portfolios from a firm other than Thrivent Financial:
You can find the Portfolio’s prospectus and other information about the Portfolio online at ThriventPortfolios.com. You can also get this information by calling or emailing your financial advisor.
The Portfolio’s prospectus and statement of additional information, both dated April 30, 2018, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. This Summary Prospectus is not intended for use by other investors.

Thrivent Small Cap Growth Portfolio

Investment Objective
Thrivent Small Cap Growth Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio's investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses[1]	2.81%
Total Annual Portfolio Operating Expenses	3.61%
Less Fee Waivers and/or Expense Reimbursements[2]	2.64%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.97%
[1]	These expenses are based on estimated amounts for the current fiscal year.
[2]	The Adviser has contractually agreed, through at least April 30, 2019, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Small Cap Growth Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements, if any, to an annual rate of 0.97% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years
Thrivent Small Cap Growth Portfolio	$99	$861
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. Because the Portfolio had not yet commenced operations prior to the date of this prospectus, the Portfolio’s portfolio turnover rate for the most recent fiscal year is not yet available.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of small companies. The Adviser focuses mainly in the equity securities of smaller U.S. companies which have market capitalizations equivalent to those companies included in widely known indices such as the S&P SmallCap 600 Index, the MSCI USA Small Cap Index, or the small company market capitalization classification published by Lipper, Inc. These companies typically have a market capitalization of less than $6 billion. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in equity securities of small companies stocks from 80% to a lesser amount, we will notify you at least 60 days prior to the change.
The Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes have demonstrated and believes will sustain above-average revenue and earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. Many such companies are in the technology sector and the Portfolio may at times have a higher concentration in this industry.
The Portfolio may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser or an affiliate.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.
Principal Risks
The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objective.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Small capitalization stocks often have a less liquid resale market. As a result, the Adviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Other Funds Risk. The performance of the Portfolio is dependent, in part, upon the performance of other funds manged by the Adviser or an affiliate (“Other Funds”) in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Performance
No performance information for the Portfolio is provided because it commenced operations on April 30, 2018. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end that takes place after April 30, 2018.
How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
David J. Lettenberger, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Lettenberger has served as portfolio manager of the Portfolio since April 2018. Mr. Lettenberger has been a portfolio manager at Thrivent Financial since 2013, when he joined the firm. Prior to joining Thrivent Financial, Mr. Lettenberger was a portfolio manager at UBS Global Asset Management.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial and Thrivent Life Insurance Company;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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